Janus Aspen Series
                                 Service Shares

                       Supplement Dated November 9, 2001
           to Statement of Additional Information Dated July 31, 2001
                       as Supplemented September 28, 2001

THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR THE SERVICE SHARES OF JANUS ASPEN SERIES ("SAI"). THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENTS AND THE SAI TOGETHER CONSTITUTE A CURRENT SAI. TO REQUEST ANOTHER COPY OF THE SAI, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

Janus Aspen Series anticipates holding a special meeting of shareholders January 31, 2002 to vote on various proposals, including revisions to certain of its investment restrictions. Shareholders of record on October 19, 2001 will be entitled to vote at the meeting. On or about November 16, 2001, the proxy statement, which includes further information about all of the proposals to be presented at the meeting, will be mailed to all Portfolio shareholders of record as of October 19, 2001. On or about November 28, 2001, you may also access the proxy statement via janus.com.

Assuming the proposals are approved, certain of the Portfolios' investment restrictions will be revised as described below. NONE OF THESE PROPOSED CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, ARE INTENDED TO MODIFY THE WAY ANY PORTFOLIO IS CURRENTLY MANAGED, NOR ARE THEY ANTICIPATED TO CHANGE THE LEVEL OF RISK ASSOCIATED WITH INVESTING IN THE PORTFOLIOS.

For Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio, restriction (1) on pages 2 and 3 of the SAI is replaced in its entirety by the following:

  - With respect to 75% of its total assets, Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

For Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio, each Portfolio's fundamental restriction on diversification will be rescinded.

Restriction (4) on page 3 of the SAI is replaced in its entirety with the following:

  - Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

Restriction (5) on page 3 of the SAI is replaced in its entirety with the following:

  - Lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

Restriction (e) on page 4 of the SAI is deleted in its entirety, current restrictions (f) and (g) on page 4 of the SAI are redesignated as (e) and (f), respectively, and the following is added as restriction (7) on page 3 of the
SAI:

  - Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

Each of the above policies will be fundamental restrictions, which may not be changed without a subsequent shareholder vote.

110-31-001 11/01